Exhibit 10.2

Execution Version

SECURITY AGREEMENT

Dated February 26, 2004

From

The Grantors referred to herein,

as Grantors

to

BNP Paribas,

as Collateral Agent

i

Section 24.	Limitation of Liability	23

Section 25.	Governing Law	23

Section 26.	Submission to Jurisdiction and Waiver	23

Schedules

Schedule I	-	Location, Chief Executive Office, Place Where Agreements Are Maintained, Type Of Organization, Jurisdiction Of Organization And Organizational Identification Number
Schedule II	-	Pledged Equity and Pledged Debt
Schedule III	-	Changes in Name, Location, Etc.
Schedule IV	-	Account Collateral
Schedule V	-	Securities Accounts
Schedule VI	-	Subsidiary Grantors
Schedule VII	-	Pledgors

Exhibits

Exhibit A	-	Forms of Security Agreement Supplement
Exhibit B	-	Form of Account Control Agreement (Deposit Account/Securities Account)

ii

SECURITY AGREEMENT

SECURITY AGREEMENT (this “Agreement”) dated February 26, 2004 made by Cogentrix Delaware Holdings, Inc., a Delaware corporation (the “Borrower”), Cogentrix Energy, Inc., a North Carolina corporation (“CEI”), the Persons listed on Schedule VI hereto (the “Subsidiary Grantors”), the Persons listed on Schedule VII hereto (such Persons, together with the Borrower and CEI, the “Pledgors”) and the Additional Grantors (as defined in Section 16) (the Subsidiary Grantors, the Pledgors and the Additional Grantors being, collectively, the “Grantors”), in favor of BNP Paribas, as Collateral Agent (together with any successor collateral agent appointed pursuant to Section 9.07 of the Credit Agreement (as hereinafter defined)) under the Credit Agreement (as hereinafter defined) (the “Collateral Agent”).

PRELIMINARY STATEMENTS

(1) The Borrower has entered into a Credit Agreement dated as of February 26, 2004 (said agreement, as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being the “Credit Agreement”; terms defined therein and not otherwise defined herein shall have the meanings specified therein) with CEI, the Lenders party thereto (the “Lenders”), the Issuer, the other financial institutions party thereto, the Administrative Agent and the Collateral Agent (the Administrative Agent, together with the Collateral Agent, the “Agents”).

(2) CEI has entered into (i) a Guaranty dated as of February 26, 2004 (the “CEI Secured Guaranty”) in favor of the Lenders, the Issuer and the Agents (the “Secured Parties”) and (ii) a Guaranty dated as of February 26, 2004 (the “CEI Unsecured Guaranty”) in favor of the Secured Parties (other than the Collateral Agent).

(3) The Subsidiary Guarantors have entered into a Guaranty dated as of February 26, 2004 (the “Subsidiary Guaranty”) in favor of the Secured Parties.

(4) In order to induce the Secured Parties to enter into the Credit Agreement, the Borrower has agreed to grant a continuing security interest in and to the Collateral (as hereinafter defined) relating to the Borrower (hereinafter, the “Borrower Collateral”) to the Collateral Agent for the ratable benefit of the Secured Parties to secure the Obligations of the Borrower under the Financing Documents.

(5) In order to induce the Secured Parties to enter into the Credit Agreement, CEI has agreed to grant a continuing security interest in and to the Collateral (as hereinafter defined) relating to CEI (hereinafter, the “CEI Collateral”) to the Collateral Agent for the ratable benefit of the Secured Parties to secure the Obligations of CEI under the CEI Secured Guaranty.

(6) In order to induce the Secured Parties to enter into the Credit Agreement, the Subsidiary Grantors have agreed to grant a continuing security interest in and to the Collateral (as hereinafter defined) relating to the Subsidiary Grantors

(hereinafter, the “Subsidiary Grantor Collateral”) to the Collateral Agent for the ratable benefit of the Secured Parties to secure the Obligations of the Subsidiary Grantors under the Subsidiary Guaranty.

(7) It is a condition precedent to the making of the Loans by the Lenders and the issuance of the Letters of Credit by the Issuer, that the Grantors shall have granted the security interest and made the pledge contemplated by this Agreement.

(8) The Collateral Agent has agreed to accept the pledge and the grant of a security interest under this Agreement as security for the Secured Obligations (as defined below) secured thereby.

(9) Each Grantor will derive substantial direct and indirect benefit from the transactions contemplated by the Financing Documents.

(10) Each of the Borrower and CEI has the security entitlements (the “Pledged Security Entitlements”) with respect to all the financial assets (the “Pledged Financial Assets”) credited from time to time to the Borrower’s or CEI’s, as applicable, securities accounts (the “Securities Accounts”) set forth opposite the Borrower’s or CEI’s, as applicable, name on and as otherwise described in Schedule V hereto with the Persons named therein (each a “Securities Intermediary”).

(11) Each Pledgor is the owner of the shares of stock or other Equity Interests (the “Initial Pledged Equity”) set forth opposite such Pledgor’s name on and as otherwise described in Schedule II hereto and issued by the Persons named therein.

(12) Each of the Borrower and CEI maintains (or causes the maintenance of) deposit accounts (the “Deposit Accounts”) with the Persons, in the name of such Grantor, and subject to the terms of this Agreement, as described in Schedule IV hereto;

(13) Unless otherwise defined in this Agreement or the Credit Agreement, terms defined in Article 8 or 9 of the UCC (as defined below) are used in this Agreement as such terms are defined in such Article 8 or 9. “UCC” means the Uniform Commercial Code as in effect, from time to time, in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make the Loans and the Issuer to make the Letters of Credit, each Grantor hereby agrees with the Collateral Agent for its benefit and for the ratable benefit of the Secured Parties as follows:

Section 1. Grant of Security. Each Grantor, in order to secure its respective Secured Obligations (as defined below), hereby grants and pledges to the Collateral Agent for its benefit and for the equitable and ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent for its benefit and for the equitable and ratable benefit of the Secured Parties, a lien on and security interest in, such Grantor’s right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Grantor, wherever located, and whether now or hereafter existing or arising (collectively, the “Collateral”):

(a) all accounts, chattel paper (including, without limitation, tangible chattel paper and electronic chattel paper), instruments (including, without limitation, promissory notes), general intangibles (including, without limitation, payment intangibles), and other obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and whether or not earned by performance, and all rights now or hereafter existing in and to all supporting obligations and in and to all security agreements, mortgages, Liens, leases, letters of credit and other contracts securing or otherwise relating to the foregoing property (any and all of such accounts, chattel paper, instruments, general intangibles and other obligations, to the extent not referred to in clause (b), (c) or (d) below, being the “Receivables”, and any and all such supporting obligations, security agreements, mortgages, Liens, leases, letters of credit and other contracts being the “Related Contracts”);

(b) the following (the “Security Collateral”):

(i) in the case of each Pledgor, the Initial Pledged Equity and the certificates, if any, representing the Initial Pledged Equity, and, subject to Section 10(a)(ii), all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Equity and all subscription warrants, rights or options issued thereon or with respect thereto;

(ii) in the case of each Pledgor, all additional shares of stock and other Equity Interests of or in any issuer of the Initial Pledged Equity or any successor entity from time to time acquired by such Pledgor in any manner and all additional shares of stock or Equity Interests of or in any new direct Subsidiary of such Pledgor formed or acquired by such Pledgor in any manner after the date of this Agreement (such shares and other Equity Interests, together with the Initial Pledged Equity, being the “Pledged Equity”), and the certificates, if any, representing such additional shares or other Equity Interests, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other Equity Interests and all subscription warrants, rights or options issued thereon or with respect thereto (provided that amounts distributed to the shareholders of CEI in accordance with the terms of the Financing Documents shall not, once so distributed, constitute Collateral);

(iii) all intercompany notes and all certificates or instruments evidencing such intercompany notes;

(iv) in the case of the Borrower and CEI, the Securities Accounts, all Pledged Security Entitlements with respect to all Pledged Financial Assets from time to time credited to the Securities Accounts, and all Pledged Financial Assets, and all dividends, distributions, return of capital, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Security Entitlements or such Pledged Financial Assets and all subscription warrants, rights or options issued thereon or with respect thereto; and

(v) all other investment property (including, without limitation, all (A) securities, whether certificated or uncertificated, (B) security entitlements and (C) securities accounts) in which the Borrower or CEI, as applicable, has now, or acquires from time to time hereafter, any right, title or interest in any manner, and the certificates or instruments, if any, representing or evidencing such investment property, and all dividends, distributions, return of capital, interest, distributions, value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such investment property and all subscription warrants, rights or options issued thereon or with respect thereto;

(c) in the case of the Borrower and CEI, the following (collectively, the “Account Collateral”):

(i) the Deposit Accounts and securities accounts in which the Borrower or CEI has rights and all funds and financial assets from time to time credited thereto (including, without limitation, all cash equivalents, all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such funds and financial assets, and all certificates and instruments, if any, from time to time representing or evidencing such Deposit Accounts or securities accounts);

(ii) all promissory notes, certificates of deposit, deposit accounts, checks and other instruments from time to time delivered to or otherwise possessed by the Collateral Agent for or on behalf of the Borrower or CEI, including, without limitation, those delivered or possessed in substitution for or in addition to any or all of the then existing Account Collateral; and

(iii) all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral;

(d) all documents, letter of credit rights (whether or not the letter of credit is evidenced by a writing), money and books and records;

(e) all goods, of any nature whatsoever, including but not limited to, all equipment, inventory and fixtures, and any accessions thereto;

(f) all property and interest in property of a Grantor (other than, in the case of each Grantor other than CEI and the Borrower, investment property and property of the type described in the definition of Account Collateral, above) now or after the date of time Agreement coming into possession, custody or control of the Collateral Agent or the Secured Parties in any way and for any purpose (whether for safekeeping, deposit, custody, pledge, transmission, collection or otherwise);

(g) all other property and interests in property of the Grantors constituting personal property or fixtures (other than, in the case of each Grantor other than CEI and the Borrower, investment property and property of the type described in the definition of Account Collateral, above); and

(h) all proceeds of, products of, collateral for, income, and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral (including, without limitation, proceeds, collateral and supporting obligations that constitute property of the types described in clauses (a) through (g) of this Section 1 and this clause (h)) and, to the extent not otherwise included, all (A) contract rights and rights to the payment of money and payments under insurance (whether or not the Collateral Agent is the loss payee thereof), and any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, (B) tort claims, including, without limitation, all commercial tort claims and (C) cash.

Notwithstanding anything to the contrary contained herein, the security interests granted under this Agreement shall not extend to (i) any permit, lease, license, contract or other instrument of a Grantor if the grant of a security interest in such permit, lease, license, contract or other instrument in the manner contemplated by this Agreement, under the terms thereof or under applicable law, is expressly prohibited and would result in the termination, breach, revocation or voidness thereof or give the other parties thereto the right to terminate, revoke, void, accelerate or otherwise alter such Grantor’s rights, titles and interests thereunder (including upon the giving of notice or the lapse of time or both); provided that any such limitation on the security interests granted hereunder shall only apply to the extent that any such prohibition would not be rendered ineffective pursuant to the UCC or any other applicable Law or principles of equity, (ii) any voting stock or voting Equity Interests in any Subsidiary that is a “controlled foreign corporation” under Section 957(a) of the Internal Revenue Code of 1986, in excess of 65% of the voting stock or voting Equity Interests of each such Subsidiary and (iii) any Equity Interests owned by any Grantor unless such Grantor is a Pledgor and such grant is made pursuant to clause (b) above.

SECTION 2. Security for Obligations. This Agreement secures the payment and performance in full when due, whether at demand, stated maturity, by acceleration or otherwise of:

(a) in the case of CEI, all the Obligations of CEI under the CEI Secured Guaranty (the “CEI Obligations”);

(b) in the case of the Borrower, all the Obligations of the Borrower under the Credit Agreement and each of the other Financing Documents to which it is a party (the “Borrower Obligations”);

(c) in the case of each Subsidiary Grantor, all the Obligations of such Subsidiary Grantor under the Subsidiary Guaranty and each of the other Financing Documents to which such Subsidiary Grantor is a party (collectively, the “Subsidiary Guarantor Obligations”); and

(d) in the case of each Pledgor other than CEI and the Borrower, all the Obligations of such Pledgor under the Subsidiary Guaranty and each of the other Financing Documents to which such Pledgor is a party (the “Pledgor Obligations”, and together with the CEI Obligations, the Borrower Obligations and the Subsidiary Guarantor Obligations, the “Secured Obligations”);

in each case, whether now existing or arising after the date of this Agreement. CEI’s Obligations under the CEI Unsecured Guaranty are not secured by this Agreement.

SECTION 3. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in such Grantor’s Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) neither the Collateral Agent nor any other Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Financing Document, nor shall the Collateral Agent or any other Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder or thereunder.

SECTION 4. Delivery and Control of Security Collateral.

(a) All certificates or instruments representing or evidencing Security Collateral shall be delivered to and held by or on behalf of the Collateral Agent pursuant to this Agreement and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Agent. If an Event of Default shall have occurred and be continuing, the Collateral Agent shall have the right, at any time after the occurrence and during the continuance of such Event of Default, in its discretion and without notice to any Grantor other than as required by law, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Security Collateral. In addition, the Collateral Agent shall have the right at any time, after the occurrence and during the continuance of an Event of Default, to exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations. Also, the Collateral Agent shall have the right at any time, after the occurrence and during the continuance of an Event of Default, to convert Security Collateral consisting of financial assets credited to the Securities Accounts to Security Collateral consisting of financial assets held directly by the Collateral Agent.

(b) With respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes an uncertificated security, such Grantor will cause the issuer thereof either (i) to register the Collateral Agent as the registered owner of such security or (ii) to agree in an authenticated record with such Grantor and the Collateral Agent that such issuer will comply with instructions with respect to such security originated by the Collateral Agent without further consent of such Grantor, such authenticated record to be in form and substance satisfactory to the Collateral Agent. With respect to any Security Collateral in which any Grantor has any right, title or interest and that is not an uncertificated security, upon the request of the Collateral Agent, such Grantor will notify each issuer of such Security Collateral that such Security Collateral is subject to the security interest granted hereunder.

(c) With respect to any Security Collateral in which the Borrower or CEI, as applicable, has any right, title or interest and that constitutes a security entitlement in which the Collateral Agent in not the entitlement holder, the Borrower or CEI, as applicable, will cause the securities intermediary with respect to such security entitlement either (i) to identify in its records the Collateral Agent as the entitlement holder of such security entitlement against such securities intermediary or (ii) to agree in an authenticated record with the Borrower or CEI, as applicable, and the Collateral Agent that such securities intermediary will comply with entitlement orders (that is, notifications communicated to such securities intermediary directing transfer or redemption of the financial asset to which the Borrower or CEI, as applicable, has a security entitlement) originated by the Collateral Agent, without further consent of the Borrower or CEI, as applicable, such authenticated record to be in substantially the form of Exhibit B hereto or otherwise in form and substance reasonably satisfactory to the Collateral Agent (such agreement being a “Securities Account Control Agreement”).

(d) Each of the Borrower and CEI agrees that it will not (i) open or maintain any securities account other than those listed on Schedule V hereto or (ii) close any of the securities accounts listed on Schedule V hereto.

(e) Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent shall have the right to originate a Notice of Exclusive Control (as such term is defined in the applicable Securities Account Control Agreement) with respect to any Securities Account and thereafter shall have the sole and exclusive right to direct the disposition of the funds and assets with respect to any such Securities Account until the Collateral Agent rescinds such Notice of Exclusive Control.

SECTION 5. Maintaining the Account Collateral. In the case of the Borrower and CEI, prior to the Termination Date with respect to the Borrower or CEI, as applicable:

(a) Each of the Borrower and CEI will maintain all of its Account Collateral with the Collateral Agent or with banks (the “Pledged Account Banks”) that have agreed, in a record authenticated by the Borrower or CEI, as applicable, the Collateral Agent and the Pledged Account Banks, to (i) comply with instructions originated by the Collateral Agent directing the disposition of funds in the Account Collateral without the further consent of such Grantor and (ii) waive or subordinate in favor of the Collateral Agent all claims of the Pledged Account Bank (including, without limitation, claims by way of a security interest, lien or right of setoff or right of recoupment but subject to such exceptions as may be agreed) to the Account Collateral, which authenticated record shall be substantially in the form of Exhibit B hereto, or shall otherwise be in form and substance reasonably satisfactory to the Collateral Agent (the “Account Control Agreement”).

(b) Each of the Borrower and CEI agrees that it will not (i) open or maintain any deposit account other than those listed on Schedule IV hereto or (ii) close any of the deposit accounts listed on Schedule IV hereto.

(c) Upon the occurrence and during the continuation of any Event of Default, the Collateral Agent shall have the right to originate a Notice of Exclusive Control (as such term is defined in the applicable Account Control Agreement) with respect to any Deposit Account and thereafter shall have the sole and exclusive right to direct the disposition of funds with respect to the applicable Deposit Accounts until the Collateral Agent rescinds such Notice of Exclusive Control.

SECTION 6. Maintaining Letter-of-Credit Rights. Prior to the Termination Date with respect to a Grantor, such Grantor will maintain all letter-of-credit rights assigned to the Collateral Agent so that the Collateral Agent has control of the letter-of-credit rights in the manner specified in Section 9-107 of the UCC.

SECTION 7. Representations and Warranties. Each Grantor represents and warrants, and in the case of clauses (r) through (u), covenants as follows:

(a) Such Grantor is duly organized and validly existing under the laws of the jurisdiction of its incorporation or formation and is a “registered organization” within the meaning of the Uniform Commercial Code, as in effect in such jurisdiction. Such Grantor is not organized under the laws of any other state, and is qualified to do business and in good standing in all states and other jurisdictions in which the failure to be so qualified and in good standing would have a Material Adverse Effect or a material adverse effect on the ability of such Grantor to enforce the collection of Receivables due from customers residing in such locations.

(b) This Agreement has been duly authenticated and delivered by such Grantor and constitutes a legal, valid and binding obligation of such Grantor enforceable in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (whether enforcement is sought by proceedings in equity or at law) (such limitations, the “Bankruptcy Exceptions”).

(c) Such Grantor’s exact legal name, as defined in Section 9-503(a) of the UCC, is correctly set forth in Schedule I hereto. Such Grantor is located (within the meaning of Section 9-307 of the UCC) in the state or jurisdiction set forth on Schedule I hereto. Each Grantor has its chief executive office and the office in which it maintains the original copies of each Related Contract to which such Grantor is a party and are originals of all chattel paper that evidence Receivables of such Grantor, in the state or jurisdiction set forth in Schedule I hereto. The information set forth in Schedule I hereto with respect to such Grantor is true and accurate in all respects. In the five years prior to the date hereof, such Grantor has not previously changed its name, location, chief executive office, place where it maintains its agreements, type of organization, jurisdiction of organization or organizational identification number from those set forth in Schedule I hereto except as disclosed in Schedule III hereto.

(d) Such Grantor is the legal and beneficial owner of the Collateral of such Grantor free and clear of any Lien, claim, option or right of others, except for the security interest created under this Agreement or permitted under the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing such Grantor or any trade name of such Grantor as debtor is on file in any recording office, except such as may have been filed in favor of the Collateral Agent relating to the Financing Documents or with respect to Liens of others permitted under the Credit Agreement.

(e) The Pledged Equity pledged by such Grantor hereunder has been duly authorized and validly issued and is fully paid and non-assessable. With respect to the Pledged Equity that is an uncertificated security, such Grantor has caused the issuer thereof either (i) to register the Collateral Agent as the registered owner of such security or (ii) to agree in an authenticated record with such Grantor and the Collateral Agent that such issuer will comply with instructions with respect to such security originated by the Collateral Agent without further consent of such Grantor. If such Grantor is an issuer of Pledged Equity, such Grantor confirms that it has received notice of such security interest. All Security Collateral consisting of certificated securities and instruments have been delivered to the Collateral Agent.

(f) The Initial Pledged Equity pledged by such Grantor constitutes the percentage of the issued and outstanding Equity Interests of the issuers thereof indicated on Schedule II hereto.

(g) Such Grantor conducts no business under any name or trade name other than its exact legal name as set forth in Schedule I hereto.

(h) Except for any inventory in transit in the ordinary course of such Grantor’s business, such Grantor has exclusive possession and control of its inventory and equipment.

(i) This Agreement creates, as of its date, a continuing Lien in such Grantor’s Collateral, securing the payment of the Secured Obligations of such Grantor.

(j) There is no action, suit or proceeding pending or threatened against or otherwise affecting such Grantor before any court or other Governmental Authority or before any arbitrator or mediator the result of which, either singly or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(k) In the case of the Borrower and CEI, neither the Borrower nor CEI has any deposit accounts, other than the Account Collateral listed on Schedule IV hereto, as such Schedule IV may be amended from time to time pursuant to Section 5(b), and legal, binding and enforceable Account Control Agreements are in effect for each deposit account that constitutes Account Collateral (other than Account Collateral consisting of Deposit Accounts maintained with the Collateral Agent).

(l) In the case of the Borrower and CEI, neither the Borrower nor CEI has any deposit account which is not the subject of a legal, binding and enforceable Account Control Agreement, subject to the Bankruptcy Exceptions.

(m) In the case of the Borrower and CEI, neither the Borrower nor CEI has any securities accounts, other than the Securities Accounts listed on Schedule V hereto, as such Schedule V may be amended from time to time pursuant to Section 4(c), and legal, binding and enforceable Securities Account Control Agreements, subject to the Bankruptcy Exceptions, are in effect for each securities account that constitutes Security Collateral (other than Security Collateral maintained with the Collateral Agent).

(n) In the case of the Borrower and CEI, neither the Borrower nor CEI has any securities accounts which are not the subject of a legal, binding and enforceable, subject to the Bankruptcy Exceptions, Securities Account Control Agreement.

(o) All filings and other actions (including, without limitation, actions necessary to obtain control of Collateral as provided in Sections 9-104, 9-106 of the UCC) necessary to perfect the security interest in the Collateral of such Grantor created under this Agreement have been duly made or taken and are in full force and effect, and this Agreement creates in favor of the Collateral Agent for the benefit of the Secured Parties a valid and, together with such filings and other actions, perfected first priority security interest (subject to Permitted Prior Liens) in the Collateral of such Grantor, securing the payment of the Secured Obligations of such Grantor.

(p) (i) The execution, delivery, recordation, filing or performance by such Grantor of this Agreement, (ii) the grant by such Grantor of the Liens granted by it pursuant to this Agreement, (iii) the perfection or maintenance of the Liens created under this Agreement (including the first priority, subject to Permitted Prior Liens, nature thereof), (iv) the exercise by the Collateral Agent of its voting or other rights provided for in this Agreement and (v) the exercise by the Collateral Agent of its remedies in respect of the Collateral pursuant to this Agreement and the other Financing Documents, will not require any consent, approval, authorization or other order of, or any notice to or filing with, any court, regulatory body, administrative agency or other governmental body (other (x) than such filings required in order to perfect any security interest granted by this Agreement, (y) the actions described in Section 4 with respect to the Security Collateral, which actions have been taken and are in full force and effect and (z) any other consent, approval, authorization, order, notice or filing, the failure of which to make or obtain could not reasonably be expected to have a Material Adverse Effect), and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter, by-laws or similar governing documents of such Grantor or any of the Pledged Subsidiaries or any agreement, indenture or other instrument to which such Grantor or any of the Pledged Subsidiaries is a party or by which such Grantor or any of the Pledged Subsidiaries or any of such Grantor’s or any of the Pledged Subsidiaries’ respective property is bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to such Grantor, any of the Pledged Subsidiaries or such Grantor’s or any of the Pledged Subsidiaries’ respective property, except for any violation, breach, conflict or default that could not reasonably be expected to have a Material Adverse Effect and except that in each of the foregoing cases, (A) any foreclosure or other exercise of remedies by the Collateral Agent will require additional approvals and consents that have not been obtained from foreign and domestic regulators and from lenders to, and suppliers, customers or other contractual counterparties of one or more of the Grantors, and the failure to obtain such approval or consent could result in a default under, or breach of, agreements or other legal obligations of such Grantors and (B) disposition of any of the Security Collateral may be subject to the receipt of regulatory approvals and to laws affecting the offering and sale of securities generally.

(q) None of the Collateral constitutes, or is the Proceeds of, farm products.

(r) If any amount payable under or in connection with any of the Pledged Collateral shall be evidenced by any “electronic chattel paper” (as defined in the UCC) or any “transferable record,” as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in § 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, such Grantor shall promptly notify the Collateral Agent thereof and, at the request of the Collateral Agent, shall take such action as the Collateral Agent may reasonably request to vest in the Collateral Agent (for the benefit of the Secured Parties) control under UCC § 9-105 of such Electronic Chattel Paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, § 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Collateral Agent agrees with the Grantors that the Collateral Agent will arrange, pursuant to procedures reasonably satisfactory to the Collateral Agent and so long as such procedures will not result in the Collateral Agent’s loss of control, for the applicable Grantor to make alterations to the Electronic Chattel Paper or transferable record permitted under UCC § 9-105 or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act of § 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing.

(s) If requested by the Collateral Agent, each Grantor will use commercially reasonable efforts to deliver to the Collateral Agent (for the benefit of the Secured Parties), with respect to each leased real property at which more than $100,000 worth of Collateral is located, a landlord lien waiver and access agreement reasonably acceptable to the Collateral Agent.

(t) Upon reasonable request to a Grantor, the Collateral Agent shall have full and free access during normal business hours to all of the books, correspondence and records of such Grantor relating to the Collateral, and the Collateral Agent and its representatives may examine the same, take extracts therefrom and make photocopies thereof, and such Grantor agrees to render to the Collateral Agent, at such Grantor’s cost and expense, such clerical and other assistance as may be reasonably requested by the Collateral Agent with regard thereto

SECTION 8. Further Assurances.

(a) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver, or otherwise authenticate, all further instruments and documents, and take all further action that may be necessary, or that the Collateral Agent may reasonably request and that is within the power of such Grantor, consistent with its currently existing contractual and other legal obligations, in order to perfect any pledge, assignment or security interest granted or purported to be granted by such Grantor hereunder or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder and under the other Collateral Documents with respect to any Collateral of such Grantor. Without limiting the generality of the foregoing, each Grantor will promptly with respect to Collateral of such Grantor: (i) upon the request of the Collateral Agent mark conspicuously each chattel paper included in Receivables, each Related Contract and each of its records pertaining to such Collateral with a legend, in form and substance reasonably satisfactory to the Collateral Agent, indicating that such chattel paper, Related Contract or Collateral is subject to the security interest granted hereby; provided, however, that no such legend shall be required if such Collateral is delivered to the Collateral Agent pursuant to clause (ii) below, (ii) if any such Collateral having value in excess of $10,000 shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Collateral Agent hereunder such note or instrument or chattel paper duly indorsed or accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Collateral Agent, (iii) execute or authenticate and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary, or as the Collateral Agent may reasonably request, in order to perfect the security interest granted or purported to be granted by such Grantor hereunder, (iv) deliver and pledge to the Collateral Agent for the ratable benefit of the Lenders certificates representing Security Collateral that constitutes certificated securities, accompanied by undated stock or bond powers executed in blank, (v) take all action necessary to ensure that the Collateral Agent has control of Collateral consisting of deposit accounts, investment property, letter-of-credit rights and transferable records as provided in Sections 9-104, 9-105, 9-106 and 9-107 of the UCC, and (vi) deliver to the Collateral Agent evidence that all other action that the Collateral Agent may deem reasonably necessary or desirable in order to perfect the security interest created by such Grantor under this Agreement and the other Financing Documents has been taken.

(b) (i) Each Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements relating to all or any part of the Collateral of such Grantor (including, in the case of each Pledgor, any such financing statements describing the Collateral as “all assets” or “all personal property” of such Grantor), and amendments thereto to correct the name and address of the Grantor or the Collateral Agent or to correct the description of the Collateral contained therein to be consistent with the description of the Collateral contained in this Agreement, in each case without the signature of such Grantor where permitted by law and which shall be filed by the Collateral Agent upon the receipt of an instruction letter from the Required Lenders requesting the taking of such action and attaching the form of financing statement. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

(ii) Each Grantor ratifies its authorization for the Collateral Agent to have filed such financing statements, continuation statements or amendments, to the extent such amendments are permitted pursuant to clause (i) above, filed prior to the date hereof.

(c) Each Grantor will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral of such Grantor and such other reports in connection with such Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

SECTION 9. Post-Closing Changes; Collections on Receivables and Related Contracts.

(a) No Grantor will change its name, type of organization, jurisdiction of organization or organizational identification number from those set forth in Section 7(c) of this Agreement without first giving at least 30 days’ prior written notice to the Collateral Agent and taking all action reasonably required by the Collateral Agent for the purpose of perfecting or protecting the security interest granted by this Agreement. Each Grantor will hold and preserve its records relating to the Collateral, including, without limitation, the Related Contracts, and will permit representatives of the Collateral Agent at any time during normal business hours to inspect and make abstracts from such records and other documents. If any Grantor does not have an organizational identification number and later obtains one, it will forthwith notify the Collateral Agent of such organizational identification number.

(b) Except as otherwise provided in this subsection (b), each Grantor will continue to collect, at its own expense, all amounts due or to become due such

Grantor under the Receivables and Related Contracts. In connection with such collections, such Grantor may take such action as such Grantor may deem necessary or advisable to enforce collection of the Receivables and Related Contracts; provided, however, that the Collateral Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default and upon written notice to such Grantor of its intention to do so, to notify the Obligors under any Receivables and Related Contracts of the security interest of such Receivables and Related Contracts to the Collateral Agent and to direct such Obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent and, upon such notification and at the expense of such Grantor, to enforce collection of any such Receivables and Related Contracts, to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done, and to otherwise exercise all rights with respect to such Receivables and Related Contracts, including, without limitation, those set forth in Section 9-607 of the UCC. After receipt by any Grantor of the notice from the Collateral Agent referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including, without limitation, instruments) received by such Grantor in respect of the Receivables and Related Contracts of such Grantor shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement) to be held by the Collateral Agent and either (A) released to such Grantor so long as no Event of Default shall have occurred and be continuing or (B) upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall, upon receipt of a written notice from the Required Lenders, apply such cash collateral to the Secured Obligations outstanding under the Financing Documents and secured thereby and (ii) such Grantor will not adjust, settle or compromise the amount or payment of any Receivable or amount due on any Related Contract, release wholly or partly any Obligor thereof, or allow any credit or discount thereon. No Grantor will permit or consent to the subordination of its right to payment under any of the Receivables and Related Contracts to any other indebtedness or obligations of the Obligor thereof.

SECTION 10. Voting Rights; Dividends; Etc.

(a) With respect to each Grantor, so long as (x) no Event of Default shall have occurred and be continuing and (y) the Collateral Agent shall not have delivered a notice to such Grantor that such Grantor’s rights under this Section 10(a) have been terminated:

(i) such Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of such Grantor or any part thereof for any purpose; provided, however, that such Grantor will not exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of the Security Collateral or any part thereof.

(ii) Such Grantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security

Collateral of such Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Financing Documents; provided, however, that any and all dividends, interest and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral, shall be, and shall be forthwith delivered to the Collateral Agent to hold as Security Collateral and shall, if received by such Grantor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Grantor and be forthwith delivered to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement).

(iii) The Collateral Agent will execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

(b) With respect to each Grantor, upon (x) the occurrence and during the continuance of an Event of Default and (y) delivery to such Grantor of notice by the Collateral Agent that the Collateral Agent is exercising its rights under this Section 10(b):

(i) All rights of each Grantor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 10(a)(i) shall, upon notice to such Grantor by the Collateral Agent, cease and (y) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 10(a)(ii) shall automatically cease, except as otherwise provided in the Credit Agreement, and all such rights shall thereupon become vested in the Collateral Agent, who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Collateral such dividends, interest and other distributions; and

(iv) Except as otherwise provided in the Credit Agreement, all dividends, interest and other distributions that are received by any Grantor contrary to the provisions of paragraph (i) of this Section 10(b) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent.

SECTION 11. Letters of Credit.

(a) If a Grantor is at any time a beneficiary under a letter of credit now or hereafter issued in favor of such Grantor, such Grantor shall promptly notify the Collateral Agent thereof, and upon the occurrence of an Event of Default, such Grantor will, promptly upon request by the Collateral Agent, either (i) request that the issuer and any confirmer of such letter of credit consent to an assignment to the Collateral Agent for the benefit of the Secured Parties of the proceeds of any drawing under the letter of credit or (ii) make commercially reasonable efforts to arrange for the Collateral Agent (for the benefit of the Secured Parties) to become the transferee beneficiary of the letter of credit, to the extent such letter of credit is by its terms transferable, and in each case under clause (i) and (ii), the Collateral Agent shall apply the proceeds of any drawing under such letter of credit to the outstanding balances of the Secured Obligations of such Grantor.

SECTION 12. Transfers and Other Liens; Additional Shares.

(a) Each Grantor agrees that it will not (i) sell, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral, other than sales, assignments and other dispositions of Collateral permitted under the terms of the Financing Documents or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral of such Grantor except for the pledge, assignment and security interest created under this Agreement, or permitted under the Credit Agreement or any other Financing Documents.

(b) Each Grantor agrees that it will (i) cause each issuer of the Pledged Equity pledged by such Grantor not to issue any Equity Interests or other securities in substitution for the Pledged Equity issued by such issuer, except to such Grantor and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional Equity Interests or other securities of each issuer of the Pledged Equity issued to such Grantor.

SECTION 13. Collateral Agent May Perform. If any Grantor fails to perform any agreement contained herein, the Collateral Agent may, but without any obligation to do so and without notice, itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by such Grantor under Section 15; provided that the Collateral Agent shall notify the affected Grantor of any such action taken by the Collateral Agent within a reasonable period of time following such action.

SECTION 14. Remedies. If an Event of Default shall have occurred and be continuing:

(a) The Collateral Agent may with the consent of the Required Lenders, and shall at the request of the Required Lenders, exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral of such Grantor as directed by the Collateral Agent and make it available to the Collateral Agent at a place and time to be designated by the Collateral Agent that is reasonably convenient to all parties, (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’

offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable, and (iii) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral, including, without limitation, (A) any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Receivables, the Related Contracts and the other Collateral, (B) withdraw, or cause or direct the withdrawal, of all funds with respect to the Account Collateral and (C) exercise all other rights and remedies with respect to the Receivables, the Related Contracts and the other Collateral, including, without limitation, those set forth in Section 9-607 of the UCC. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b) Any cash held by or on behalf of the Collateral Agent and all cash proceeds received by or on behalf of the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 15) in whole or in part by the Collateral Agent for the ratable benefit of the Secured Parties against, all or any part of the Secured Obligations secured thereby, in the order specified in clause (h) of this Section 15.

(c) All payments received by a Grantor under or in connection with any Assigned Agreement or otherwise in respect of the Collateral shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement).

(d) The Collateral Agent may, without notice to such Grantor except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Secured Obligations of such Grantor against any funds held by the Collateral Agent or in any other deposit account of such Grantor in accordance with clause (b) above.

(e) If the Collateral Agent shall determine to exercise its right to sell all or any of the Security Collateral of any Grantor pursuant to this Section 14, each Grantor agrees that, upon request of the Collateral Agent, such Grantor will, at its own expense:

(i) execute and deliver, and cause each issuer of such Security Collateral contemplated to be sold and the directors and of officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other commercially reasonable acts and things, as may be necessary or, in the opinion of the Collateral Agent, advisable to register such Security Collateral under the provisions of the Securities Act of 1933 (as amended from time to time, the “Securities Act”), to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished and to make all amendments and supplements thereto and to the related prospectus that, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

(ii) use its commercially reasonable efforts to qualify the Security Collateral under the state securities or “Blue Sky” laws and to obtain all necessary governmental approvals for the sale of such Security Collateral, as requested by the Collateral Agent;

(iii) cause each such issuer of such Security Collateral to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11 (a) of the Securities Act;

(iv) provide the Collateral Agent with such other information and projections as may be necessary or, in the opinion of the Collateral Agent, advisable to enable the Collateral Agent to effect the sale of such Security Collateral; and

(v) do or cause to be done all such other commercially reasonable acts and things as may be necessary to make such sale of such Security Collateral or any part thereof valid and binding and in compliance with applicable law.

(f) The Collateral Agent is authorized, in connection with any sale of the Security Collateral pursuant to this Section 14, to deliver or otherwise disclose to any prospective purchaser of the Security Collateral: (i) any registration statement or prospectus, and all supplements and amendments thereto, prepared pursuant to subsection (e)(i) above, (ii) any information and projections provided to it pursuant to subsection (e)(iv) above and (iii) any other information in its possession relating to such Security Collateral.

(g) Each Grantor acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Lenders by reason of the failure by such Grantor to perform any of the covenants contained in subsection (e) above and, consequently, agrees that, if such Grantor shall fail to perform any of such covenants, it will pay, as liquidated damages and not as a penalty, an amount equal to the value of the Security Collateral on the date the Collateral Agent shall demand compliance with subsection (e) above.

(h) All proceeds received by the Collateral Agent in respect of any sale, any collection from, or other realization upon all or any part of the Collateral shall be applied in full or in part by the Collateral Agent against, the Secured Obligations secured thereby in the following order of priority: first, to the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to the Collateral Agent and its agents and counsel, and all other expenses, liabilities and advances made or incurred by the Collateral Agent in connection therewith, and all amounts for which the Collateral Agent is entitled to indemnification hereunder (in its capacity as the Collateral Agent and not as a Lender) and all advances made by the Collateral Agent hereunder for the account of the applicable Grantor, and to the payment of all costs and expenses paid or incurred by the Collateral Agent in connection with the exercise of any right or remedy hereunder or under the Credit Agreement, all in accordance with the terms hereof or thereof; second, to the extent of any excess of such proceeds, to the payment of all other Secured Obligations secured thereby for the ratable benefit of the applicable Lender Parties; and third, to the extent of any excess of such proceeds, to the payment to or upon the order of the Grantors or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

SECTION 15. Indemnity and Expenses.

(a) Each Grantor agrees to indemnify, defend and save and hold harmless the Collateral Agent, each of the other Secured Parties and each of their respective Affiliates, officers, directors, employees, agents and advisors (each, an “Indemnified Party”) from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement) except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct.

(b) Each Grantor will upon demand pay to the Collateral Agent the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts and agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of such Grantor, (iii) the exercise or enforcement of any of the rights of the Collateral Agent or the Lenders hereunder or (iv) the failure by such Grantor to perform or observe any of the provisions hereof.

SECTION 16. Amendments; Waivers; Additional Grantors; Etc.

(a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall (i) be in writing and signed by the Collateral Agent and, in the case of an amendment, the affected Grantors and (ii) otherwise comply with Section 11.05 of the Credit Agreement, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Collateral Agent or any Lender to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

(b) Upon the execution and delivery, or authentication, by any Person of a security agreement supplement in substantially the form of Exhibit A hereto (each a “Security Agreement Supplement”), (i) such Person shall be referred to as an “Additional Grantor” and shall be and become a Grantor hereunder, and each reference in this Agreement and the other Secured Agreements to “Grantor” shall also mean and be a reference to such Additional Grantor, and each reference in this Agreement and the other Financing Documents to “Collateral” shall also mean and be a reference to the Supplemental Collateral (as defined in the Security Agreement Supplement) of such Additional Grantor and (ii) the supplemental schedules IV attached to each Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules IV, respectively, hereto, and the Collateral Agent may attach such supplemental schedules to such Schedules; and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant to each Security Agreement Supplement.

SECTION 17. Notices, Etc. All notices, demands, requests, and other communications provided for hereunder shall be in writing (including telegraphic, telecopier or telex communication) and mailed, telegraphed, telecopied, telexed or delivered to, in the case of any Lender, the Collateral Agent, the Borrower or CEI, addressed to each at their respective address specified in the Credit Agreement, and, in the case of each Grantor other than the Borrower and CEI, addressed to it at its address set forth opposite such Grantor’s name on the signature pages hereto or on the signature page to the Security Agreement Supplement pursuant to which it became a party hereto; or, as to any party, at such other address as shall be designated by such party in a written notice to the other parties. Each such notice, request or other communication shall be effective (a) if given by telex, when such telex is transmitted to the telex number specified in or pursuant to this Section 17 and the appropriate answerback is received; (b) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, (c) when telecopied with confirmation or (d) if given by any other means, when delivered at the address specified in or pursuant to this Section 17; except that notices and other communications to the Collateral Agent shall not be effective until received by the Collateral Agent. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or of any Security Agreement Supplement or Schedule hereto shall be effective as delivery of an original executed counterpart thereof.

SECTION 18. Continuing Security Interest; Assignments under the Credit Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Termination Date (as defined below in Section 19), (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and on behalf of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party in the Financing Documents or otherwise, in each case subject to the provisions of the Credit Agreement.

SECTION 19. Release; Termination.

(a) On the Termination Date with respect to any Grantor, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation in Section 15 hereof, shall survive such termination) and the Collateral Agent, at the request and expense of the such Grantor, will promptly execute and deliver to such Grantor a proper instrument or instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement (and any ancillary security or perfection documents), and will duly assign, transfer and deliver to such Grantor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, “Termination Date” shall mean, with respect to a Grantor, the date upon which (i) no Secured Obligations of such Grantor remain outstanding under any Financing Document to which it is a party, and (ii) all Commitments to extend Loans or issue Letters of Credit under the Credit Agreement which would comprise Secured Obligations of such Grantor have been terminated.

(b) In the event that (i) any part of the Collateral is sold or otherwise disposed of (to a Person other than a Grantor) at any time prior to the Termination Date, in connection with a sale or disposition permitted by the Credit Agreement or is otherwise released at the direction of the Required Lenders (or all the Lenders if required by the Credit Agreement), and (ii) the proceeds of such sale or disposition (or from such release) are applied at the time of such disposition in accordance with the terms of the Credit Agreement, to the extent required to be so applied, then the Collateral Agent, at the request and expense of such Grantor, will duly release from the security interest created hereby (and will execute and deliver such documentation, including termination or partial release statements and the like in connection therewith) and assign, transfer and deliver to such Grantor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or otherwise disposed of, or released, and as may be in the possession of the Collateral Agent and has not theretofore been released pursuant to this Agreement.

(c) At any time that a Grantor desires that the Collateral Agent take any action to acknowledge or give effect to any release of Collateral pursuant to the foregoing Section 19(a) or (b), such Grantor shall deliver to the Collateral Agent a certificate signed by a principal executive officer of such Grantor stating that the release of the respective Collateral is permitted pursuant to such Section 19(a) or (b).

(d) The Collateral Agent shall have no liability whatsoever to any other Secured Party as the result of any release of Collateral by it in accordance with (or which the Collateral Agent in the absence of gross negligence and willful misconduct believes to be in accordance with) this Section 19.

(e) The obligations of each Grantor under this Agreement are independent of the Secured Obligations or any other obligations of any other Credit Party under or in respect of the Financing Documents, and a separate action or actions may be brought and prosecuted against each Grantor to enforce this Agreement, irrespective of whether any action is brought against such Grantor or any other Credit Party or whether such Grantor or any other Credit Party is joined in any such action or actions.

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by the Collateral Agent or any other Secured Party upon the insolvency, bankruptcy or reorganization of any Grantor or otherwise, all as though such payment had not been made.

SECTION 20. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

SECTION 21. Limitation of Liability. Each Grantor, and by its acceptance of this Agreement, the Collateral Agent on behalf of each of the other Secured Parties, hereby confirms that it is the intention of all such Persons that this Agreement and the Secured Obligations of the Grantors hereunder not constitute a fraudulent conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Agreement and the Secured Obligations of the Grantors hereunder. To effectuate the foregoing intention, the Collateral Agent and the Grantors hereby irrevocably agree that the Secured Obligations of the Grantors under this Agreement at any time shall be limited to the maximum amount as will result in the Obligations of the Grantors under this Agreement not constituting a fraudulent transfer or conveyance.

SECTION 22. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 23. Submission to Jurisdiction and Waiver.

(a) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this

Agreement and the other Financing Documents to which it is or is to be a party, or for recognition or enforcement of any judgment, and each Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each Grantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction.

(b) Each Grantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement to which it is or is to be a party in any New York State or federal court. Each Grantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court.

(c) EACH GRANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE LOANS OR THE ACTIONS OF ANY LENDERS IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

SECTION 24. Collateral Agent’s Discretion. Upon a Grantor’s request, the Collateral Agent may in its sole discretion, waive certain of the requirements hereunder if it is determined that the costs of compliance with the provisions hereof are excessive in light of the benefit to be obtained in connection therewith. The Collateral Agent shall have no liability whatsoever to any other Secured Party as the result of any release of Collateral by it in accordance with (or which the Collateral Agent in the absence of gross negligence and willful misconduct believes to be in accordance with) Section 19 above.

SECTION 25. Conflicts. In the event of a conflict between the Credit Agreement and this Security Agreement, the Credit Agreement will prevail.

[SIGNATURE PAGES IMMEDIATELY FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

COGENTRIX DELAWARE HOLDINGS, INC., as Borrower, Subsidiary Grantor, and Subsidiary Pledgor

By:	/s/ Susan L. Healy
Name:	Susan L. Healy
Title:	Vice President –Finance

COGENTRIX ENERGY, INC.

By:	/s/ John W. O’Connor
Name:	John W. O’Connor
Title:	Vice President—Finance and Treasurer

OUACHITA OPERATING SERVICES, LLC, as Subsidiary Grantor

By:	Cogentrix Ouachita Holdings, Inc., a
Delaware corporation, its sole member

	By:	/s/ John W. O’Connor
	Name:	John W. O’Connor
	Title:	Treasurer

GREEN COUNTRY OPERATING SERVICES, LLC, as Subsidiary Grantor

By:	Cogentrix of Oklahoma, Inc., a
Delaware corporation, its sole member

	By:	/s/ John W. O’Connor
	Name:	John W. O’Connor
	Title:	Treasurer

COGENTRIX OF RATHDRUM, INC., as Subsidiary Grantor and Subsidiary Pledgor

By:	/s/ John W. O’Connor
Name:	John W. O’Connor
Title:	Treasurer

RATHDRUM CONSTRUCTION COMPANY, INC., as Subsidiary Grantor

By:	/s/ John W. O’Connor
Name:	John W. O’Connor
Title:	Treasurer

RATHDRUM OPERATING SERVICES COMPANY, INC., as Subsidiary Grantor

By:	/s/ John W. O’Connor
Name:	John W. O’Connor
Title:	Treasurer

COGENTRIX OF BIRCHWOOD I, INC., as Subsidiary Grantor and Subsidiary Pledgor

By:	/s/ John W. O’Connor
Name:	John W. O’Connor
Title:	Treasurer

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COGENTRIX/BIRCHWOOD ONE PARTNERS, as Subsidiary Grantor and Subsidiary Pledgor

By:	Cogentrix of Birchwood I, Inc., a general partner

	By:	/s/ John W. O’Connor
	Name:	John W. O’Connor
	Title:	Treasurer

By:	Cogentrix of Birchwood II, Inc., a general partner

	By:	/s/ John W. O’Connor
	Name:	John W. O’Connor
	Title:	Treasurer

COGENTRIX OF BIRCHWOOD II, INC., as Subsidiary Grantor and Subsidiary Pledgor

By:	/s/ John W. O’Connor
Name:	John W. O’Connor
Title:	Treasurer

COGENTRIX HOLDINGS CORPORATION, as Subsidiary Grantor and Subsidiary Pledgor

By:	/s/ John W. O’Connor
Name:	John W. O’Connor
Title:	Treasurer

COGENTRIX, INC., as Subsidiary Grantor and Subsidiary Pledgor

By:	/s/ John W. O’Connor
Name:	John W. O’Connor
Title:	Treasurer

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COGENTRIX OF NORTH CAROLINA HOLDINGS, INC., as Subsidiary Grantor and Subsidiary Pledgor

By:	/s/ John W. O’Connor
Name:	John W. O’Connor
Title:	Treasurer

COGENTRIX OF NORTH CAROLINA, INC., as Subsidiary Grantor

By:	/s/ John W. O’Connor
Name:	John W. O’Connor
Title:	Treasurer

ROXBORO/SOUTHPORT I, INC., as Subsidiary Grantor and Subsidiary Pledgor

By:	/s/ John W. O’Connor
Name:	John W. O’Connor
Title:	Treasurer

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ROXBORO/SOUTHPORT GENERAL PARTNERSHIP, as Subsidiary Grantor and Subsidiary Pledgor

By:	Roxboro/Southport I, Inc., a general partner

	By:	/s/ John W. O’Connor
	Name:	John W. O’Connor
	Title:	Treasurer

By:	Roxboro/Southport II, Inc., a general partner

	By:	/s/ John W. O’Connor
	Name:	John W. O’Connor
	Title:	Treasurer

ROXBORO/SOUTHPORT II, INC., as Subsidiary Grantor and Subsidiary Pledgor

By:	/s/ John W. O’Connor
Name:	John W. O’Connor
Title:	Treasurer

COGENTRIX OF VIRGINIA, INC., as Subsidiary Grantor

By:	/s/ John W. O’Connor
Name:	John W. O’Connor
Title:	Treasurer

COGENTRIX VIRGINIA LEASING CORPORATION, as Subsidiary Grantor

By:	/s/ John W. O’Connor
Name:	John W. O’Connor
Title:	Treasurer

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COGENTRIX OF PENNSYLVANIA, INC., as Subsidiary Grantor

By:	/s/ Douglas W. Kimmelman
Name:	Douglas W. Kimmelman
Title:	Vice President—Finance

COGENTRIX-MEXICO, INC., as Subsidiary Grantor and Subsidiary Pledgor

By:	/s/ Douglas W. Kimmelman
Name:	Douglas W. Kimmelman
Title:	Vice President—Finance

CI PROPERTIES, INC., as Subsidiary Grantor

By:	/s/ Douglas W. Kimmelman
Name:	Douglas W. Kimmelman
Title:	Vice President—Finance

COGENTRIX SOUTHAVEN HOLDINGS, INC., as Subsidiary Grantor

By:	/s/ Douglas W. Kimmelman
Name:	Douglas W. Kimmelman
Title:	Vice President—Finance

COGENTRIX SOUTHAVEN HOLDINGS II, INC., as Subsidiary Grantor and Subsidiary Pledgor

By:	/s/ Douglas W. Kimmelman
Name:	Douglas W. Kimmelman
Title:	Vice President—Finance

6

SOUTHAVEN OPERATING SERVICES, LLC, as Subsidiary Grantor

By:	Cogentrix Southaven Holdings II, Inc.,
a Delaware Corporation, its sole member

	By:	/s/ Douglas W. Kimmelman
	Name:	Douglas W. Kimmelman
	Title:	Vice President—Finance

COGENTRIX ENERGY POWER MARKETING, INC., as Subsidiary Grantor

By:	/s/ Douglas W. Kimmelman
Name:	Douglas W. Kimmelman
Title:	Vice President—Finance

COGENTRIX FUELS MANAGEMENT, INC., as Subsidiary Grantor

By:	/s/ Douglas W. Kimmelman
Name:	Douglas W. Kimmelman
Title:	Vice President—Finance

COGENTRIX INTERNATIONAL HOLDINGS, INC., as Subsidiary Grantor and Subsidiary Pledgor

By:	/s/ Douglas W. Kimmelman
Name:	Douglas W. Kimmelman
Title:	Vice President—Finance

COGENTRIX OF BRAZIL, INC., as Subsidiary Grantor and Subsidiary Pledgor

By:	/s/ Douglas W. Kimmelman
Name:	Douglas W. Kimmelman
Title:	Vice President—Finance

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COGENTRIX OF LATIN AMERICA, INC., as Subsidiary Grantor

By:	/s/ Douglas W. Kimmelman
Name:	Douglas W. Kimmelman
Title:	Vice President—Finance

COGENTRIX HARTBURG POWER I, INC., as Subsidiary Grantor and Subsidiary Pledgor

By:	/s/ Douglas W. Kimmelman
Name:	Douglas W. Kimmelman
Title:	Vice President—Finance

HARTBURG POWER, LP, as Subsidiary Grantor

By:	Cogentrix Hartburg Power I, Inc., its sole general partner

	By:	/s/ Douglas W. Kimmelman
	Name:	Douglas W. Kimmelman
	Title:	Vice President—Finance

COGENTRIX HARTBURG POWER II, INC., as Subsidiary Grantor and Subsidiary Pledgor

By:	/s/ Douglas W. Kimmelman
Name:	Douglas W. Kimmelman
Title:	Vice President—Finance

COGENTRIX HENRY COUNTY HOLDINGS, INC., as Subsidiary Grantor and Subsidiary Pledgor

By:	/s/ Douglas W. Kimmelman
Name:	Douglas W. Kimmelman
Title:	Vice President—Finance

8

HENRY COUNTY POWER LLC, as Subsidiary Grantor

By:	Cogentrix Henry County Holdings, Inc., a Delaware corporation, its sole member

	By:	/s/ Douglas W. Kimmelman
	Name:	Douglas W. Kimmelman
	Title:	Vice President—Finance

COGENTRIX OF LAWRENCE COUNTY, INC., as Subsidiary Grantor and Subsidiary Pledgor

By:	/s/ Douglas W. Kimmelman
Name:	Douglas W. Kimmelman
Title:	Vice President—Finance

COGENTRIX LAWRENCE COUNTY, LLC, as Subsidiary Grantor

By:	Cogentrix of Lawrence County, Inc., a Delaware Corporation, its sole member

	By:	/s/ Douglas W. Kimmelman
	Name:	Douglas W. Kimmelman
	Title:	Vice President

COGENTRIX MARSHALL HOLDINGS, INC., as Subsidiary Grantor and Subsidiary Pledgor

By:	/s/ Douglas W. Kimmelman
Name:	Douglas W. Kimmelman
Title:	Vice President—Finance

9

MARSHALL POWER, LLC, as Subsidiary Grantor

By:	Cogentrix Marshall Holdings, Inc., a Delaware corporation, its sole member

	By:	/s/ Douglas W. Kimmelman
	Name:	Douglas W. Kimmelman
	Title:	Vice President—Finance

REUSE TECHNOLOGY, INC., as Subsidiary Grantor

By:	/s/ Douglas W. Kimmelman
Name:	Douglas W. Kimmelman
Title:	Vice President—Finance

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Trust under agreement dated December 30, 1985, between Roxboro/Southport General Partnership, successor in interest to General Electric Credit Corporation, and The Bank of New York, successor in interest to United States Trust Company of New York, as Roxboro Owner Trustee, as Subsidiary Grantor

By:	The Bank of New York, as Owner Trustee

	By:	/s/ Margaret M. Ciesmelewski
	Name:	Margaret M. Ciesmelewski
	Title:	Vice President

Trust under agreement dated December 30, 1985, between Roxboro/Southport General Partnership, successor in interest to General Electric Credit Corporation, and The Bank of New York, successor in interest to United States Trust Company of New York, as Southport Owner Trustee, as Subsidiary Grantor

By:	The Bank of New York, as Owner Trustee

	By:	/s/ Margaret M. Ciesmelewski
	Name:	Margaret M. Ciesmelewski
	Title:	Vice President

BNP PARIBAS, as Collateral Agent

By:	/s/ Andrew S. Platt
Name:	Andrew S. Platt
Title:	Vice President

By:	/s/ Christophe Bernard
Name:	Christophe Bernard
Title:	Vice President

2

Exhibit A to the

Security Agreement

FORM OF SECURITY AGREEMENT SUPPLEMENT

[Date of Security Agreement Supplement]

BNP Paribas,

as Collateral Agent and Administrative Agent

for the Secured Parties referred to in the

Security Agreement referred to below

Re: Cogentrix Delaware Holdings, Inc.

Ladies and Gentlemen:

Reference is made to (i) the Credit Agreement dated as of February [    ], 2004 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Cogentrix Delaware Holdings, Inc., Cogentrix Energy, Inc., the Lenders party thereto (the “Lenders”), the other financial institutions party thereto, and BNP Paribas as the Administrative Agent and the Collateral Agent; (ii) the Subsidiary Guaranty dated as of February [    ], 2004, by each of the Guarantors listed therein in favor of the Guarantied Parties referred to therein (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Subsidiary Guaranty”); (iii) the Security Agreement dated February [    ], 2004 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) made by the Grantors from time to time party thereto in favor of BNP Paribas, as Collateral Agent under the Credit Agreement; and (iv) the Joinder Agreement dated as of [                    , 20    ] to the Subsidiary Guaranty, among each New Guarantor listed therein (each an “Additional Grantor”), and the Administrative Agent and the Collateral Agent (as amended, amended and restated, supplemented or modified from time to time, the “Joinder Agreement”). Terms defined in the Credit Agreement, the Security Agreement and the Joinder Agreement not otherwise defined herein are used herein as defined in the Credit Agreement, the Security Agreement or the Joinder Agreement, as applicable.

SECTION 1. Grant of Security. Each Additional Grantor, in order to secure the Secured Obligations (as defined below), hereby grants and pledges to the Collateral Agent for its benefit and for the equitable and ratable benefit of the Secured Parties, a lien on and security interest in, such Additional Grantor’s right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by the undersigned, wherever located, and whether now or hereafter existing or arising (collectively, the “Supplemental Collateral”):

(a) all accounts, chattel paper (including, without limitation, tangible chattel paper and electronic chattel paper), instruments (including, without limitation, promissory notes), general intangibles (including, without limitation, payment intangibles), and other obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and whether or not earned by performance, and all rights now or hereafter existing in and to all supporting obligations and in and to all security agreements, mortgages, Liens, leases, letters of credit and other contracts securing or otherwise relating to the foregoing property;

(b) the following:

(i) in the case of each Additional Grantor who will become a “Pledgor” under the Security Agreement and is identified as a Pledgor on Schedule VII hereto, the initial pledged equity set forth opposite each Additional Grantor’s name on and as otherwise described in the attached supplemental schedule II to Schedule II to the Security Agreement (the “Additional Initial Pledged Equity”) and the certificates, if any, representing the Additional Initial Pledged Equity, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Additional Initial Pledged Equity and all subscription warrants, rights or options issued thereon or with respect thereto (provided that amounts distributed to the shareholders of CEI in accordance with the terms of the Financing Documents shall not, once so distributed, constitute Collateral);

(ii) in the case of each Additional Grantor who will become a “Pledgor” under the Security Agreement and is identified as a Pledgor on Schedule VII hereto, all additional shares of stock and other Equity Interests of or in any issuer of the Additional Initial Pledged Equity or any successor entity from time to time acquired by each Additional Grantor in any manner and all additional shares of stock or Equity Interests of or in any new direct Subsidiary of the undersigned formed or acquired by the undersigned in any manner after the date of this Agreement (such shares and other Equity Interests, together with the Additional Initial Pledged Equity, being the “Additional Pledged Equity”), and the certificates, if any, representing such additional shares or other Equity Interests, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other Equity Interests and all subscription warrants, rights or options issued thereon or with respect thereto (provided that amounts distributed to the shareholders of CEI in accordance with the terms of the Financing Documents shall not, once so distributed, constitute Collateral); and

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(iii) all intercompany notes and all certificates or instruments evidencing such intercompany notes.

(c) all documents, letter of credit rights (whether or not the letter of credit is evidenced by a writing), money and books and records;

(d) all goods, of any nature whatsoever, including but not limited to, all equipment, inventory and fixtures, and any accessions thereto;

(e) all property and interest in property of each Additional Grantor now or after the date of this Security Agreement Supplement coming into possession, custody or control of the Collateral Agent or the Secured Parties in any way and for any purpose (whether for safekeeping, deposit, custody, pledge, transmission, collection or otherwise);

(f) all other property and interests in property of each Additional Grantor constituting personal property or fixtures (other than investment property and Account Collateral); and

(g) all proceeds of, products of, collateral for, income, and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Supplemental Collateral (including, without limitation, proceeds, collateral and supporting obligations that constitute property of the types described in clauses (a) through (f) of this Section 1 and this clause (g)) and, to the extent not otherwise included, all (A) contract rights and rights to the payment of money and payments under insurance (whether or not the Collateral Agent is the loss payee thereof), and any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Supplemental Collateral, (B) tort claims, including, without limitation, all commercial tort claims and (C) cash.

Notwithstanding anything to the contrary contained herein, the security interests granted under this Security Agreement Supplement shall not extend to (i) any permit, lease, license, contract or other instrument of an Additional Grantor if the grant of a security interest in such permit, lease, license, contract or other instrument in the manner contemplated by this Agreement, under the terms thereof or under applicable law, is expressly prohibited and would result in the termination, breach, revocation or voidness thereof or give the other parties thereto the right to terminate, revoke, void, accelerate or otherwise alter such Additional Grantor’s rights, titles and interests thereunder (including upon the giving of notice or the lapse of time or both); provided that any such limitation on the security interests granted hereunder shall only apply to the extent that any such

3

prohibition would not be rendered ineffective pursuant to the UCC or any other applicable Law or principles of equity, (ii) any voting stock or voting Equity Interests in any Subsidiary that is a “controlled foreign corporation” under Section 957(a) of the Internal Revenue Code of 1986, in excess of 65% of the voting stock or voting Equity Interests of each such Subsidiary and (iii) any Equity Interests owned by an Additional Grantor unless such Additional Grantor is a Pledgor and such grant is made pursuant to clause (b) above.

SECTION 2. Security for Obligations. The grant of a security interest in, the Supplemental Collateral by each Additional Grantor under this Security Agreement Supplement and the Security Agreement secures the payment of all Obligations of each Additional Grantor now or hereafter existing under or in respect of the Financing Documents to which it is a party, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. Without limiting the generality of the foregoing, this Security Agreement Supplement and the Security Agreement secures the payment of all amounts that constitute part of the Secured Obligations with respect to such Grantor and that would be owed by each Additional Grantor to the Lenders under the Financing Documents but for the fact that such Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Credit Party. Notwithstanding anything herein to the contrary, the Secured Obligations of each Additional Grantor hereunder shall be expressly limited to the extent provided in Section 1 of the Joinder Agreement.

Each Additional Grantor, and by its acceptance of this Security Agreement Supplement, the Collateral Agent on behalf of the Secured Parties, hereby confirms that it is the intention of all such Persons that this Security Agreement Supplement, the Security Agreement and the Secured Obligations of each Additional Grantor hereunder and thereunder do not constitute a fraudulent conveyance for purposes of bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Security Agreement Supplement, the Security Agreement and the Secured Obligations of each Additional Grantor hereunder and thereunder. To effectuate the foregoing intention, the Collateral Agent, on behalf of the Secured Parties, and each Additional Grantor hereby irrevocably agree that the Secured Obligations of each Additional Grantor under this Security Agreement Supplement and the Security Agreement at any time shall be limited to the maximum amount as will result in the Obligations of each Additional Grantor under the Security Agreement Supplement and the Security Agreement not constituting a fraudulent transfer or conveyance.

SECTION 3. Supplements to Security Agreement Schedules. Each Additional Grantor has attached hereto supplemental Schedules I, II, III and VII to Schedules I, II, III and VII, respectively, to the Security Agreement, and each Additional Grantor hereby certifies, as of the date first above written, that such supplemental schedules have been prepared by such Additional Grantor in substantially the form of the equivalent Schedules to the Security Agreement and are complete and correct.

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SECTION 4. Representations and Warranties. Each Additional Grantor hereby (a) agrees to all the terms and provisions of the Credit Agreement and the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct in all material respects (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true in all material respects as of such earlier date).

SECTION 5. Obligations Under the Security Agreement. Each Additional Grantor hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors and all such provisions of the Security Agreement are incorporated herein by reference, provided that each Addtiional Grantor shall only be a “Pledgor” to the extent identified as such on Schedule VII hereto. Each Additional Grantor further agrees, as of the date first above written, that each reference in the Security Agreement to an “Additional Grantor” or a “Grantor” shall also mean and be a reference to such Additional Grantor.

SECTION 6. Governing Law. This Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 7. Submission to Jurisdiction and Waiver.

Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Security Agreement Supplement, or for recognition or enforcement of any judgment, and party hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Security Agreement Supplement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Security Agreement Supplement in the courts of any jurisdiction.

Each party hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Security Agreement Supplement to which it is or is to be a party in any New York State or federal court. Each party hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court.

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EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT SUPPLEMENT OR THE ACTIONS OF ANY OTHER PARTY HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

Very truly yours,

[NAMES OF ADDITIONAL GRANTORS]

By:
Title:

Address for notices:

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SUPPLEMENTAL SCHEDULE I

[ORGANIZATIONAL INFORMATION FOR ADDITIONAL GRANTORS]

SUPPLEMENTAL SCHEDULE II

[ADDITIONAL INITIAL PLEDGED EQUITY]

2

SUPPLEMENTAL SCHEDULE III

[CHANGES IN NAME, LOCATION, ETC. OF ADDITIONAL GRANTORS]

3

SUPPLEMENTAL SCHEDULE VII

[LIST OF PLEDGORS]

4

Exhibit B

to the Security Agreement

FORM OF ACCOUNT CONTROL AGREEMENT

(Deposit Account/Securities Account)

See Attached